Exhibit 10.1

SUBSCRIPTION AGREEMENT

[For Purchase of Shares of Common Stock]

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK OF POKERTEK, INC. AS INDICATED ABOVE, AND THIS OFFERING IS MADE ONLY TO THOSE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PokerTek, Inc.
1150 Crews Road, Suite F
Matthews, North Carolina 28105

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of 102,041 shares (the “Shares”) of PokerTek, Inc., a corporation organized under the laws of the state of North Carolina (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1.    Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.49 per Share, or aggregate consideration of $50,000.

2.    Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1   One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2           A wire transfer in the amount set forth on the Signature Page attached to this Agreement sent to the bank account designated by PokerTek, Inc. and

2.3   An executed copy of the Confidential Purchaser Questionnaire.

3.    Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (a) the Confidential Private Placement Memorandum, dated March 15, 2010, including the attachments thereto; (b) this Subscription Agreement and the Confidential Investor Questionnaire; (c) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (d) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2           Such Subscriber understands that the Shares being purchased hereunder have been offered pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and pursuant to Section 4(6) under the Act.. Such Subscriber represents that his or her purchase is for investment, solely for his or her own account, and not with a view to the resale or further distribution of such Shares.

3.3           Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable state securities laws or unless an exemption from any such registration is available.

3.4   Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5    Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6    Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7    Such Subscriber represents that (i) he has a net worth of at least $1,000,000, or otherwise satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Act (“Regulation D”) (a copy of such definition is set forth in the Investor Suitability Standards contained in this Memorandum), as specifically disclosed by the undersigned Subscriber in the Purchaser Questionnaire executed and delivered to the Company herewith and incorporated by this reference, or (ii) meets the state suitability requirements set forth herein of the state of his residence, and (iii) subscriber can afford a total loss of his investment without substantially affecting his present manner or mode of living.

3.8    Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.9           Such Subscriber is aware that the Shares have not been registered under the Act. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10         Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.11         All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters including, but not limited to, the information set forth in the Purchaser Questionnaire, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.12           Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including: Mark D. Roberson, Chief Executive Officer and Chief Financial Officer, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to him.

3.13           Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14           Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15           Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16           If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17           If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4.     Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns.

THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FOR VIOLATIONS OF STATE OR FEDERAL SECURITIES LAWS IS VOID AS AGAINST PUBLIC POLICY AND THEREFORE UNENFORCEABLE.

5.     Arbitration Agreement.

5.1    Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2           The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Charlotte, North Carolina, where the principal business of the Company is located or in such other location as the Company designates.

5.3           Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4           This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5           Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of North Carolina.

7.    Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

8.    Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.           Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

10.           Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

11.           Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

12.           Interpretation.

12.1         When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

12.2         Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

13.           CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of PokerTek, Inc. (the “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Shares:	102,041
Total Amount of Subscription:	$50,000
Exact name(s) of Subscriber(s):	Lyle A. Berman IRA
Signature of Subscriber(s)*:	/s/ Lyle A. Berman
Lyle A. Berman (for Lyle A. Berman IRA)
Date:	April 1, 2010

ACCEPTANCE OF SUBSCRIPTION

I, Mark D. Roberson, Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. for and on behalf of the Company, hereby accept the subscription of Lyle A. Berman IRA to purchase 102,041 Shares of PokerTek, Inc. for the aggregate consideration of $50,000 this 7 day of April, 2010.

PokerTek, Inc.
/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer and Chief Financial Officer

SUBSCRIPTION AGREEMENT

[For Purchase of Shares of Common Stock]

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK OF POKERTEK, INC. AS INDICATED ABOVE, AND THIS OFFERING IS MADE ONLY TO THOSE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PokerTek, Inc.
1150 Crews Road, Suite F
Matthews, North Carolina 28105

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of 52,083 shares (the “Shares”) of PokerTek, Inc., a corporation organized under the laws of the state of North Carolina (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1.    Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.48 per Share, or aggregate consideration of $25,000.

2.    Purchase Procedure. The Subscriber ackno    wledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1           One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2           A wire transfer in the amount set forth on the Signature Page attached to this Agreement sent to the bank account designated by PokerTek, Inc. and

2.3   An executed copy of the Confidential Purchaser Questionnaire.

3.    Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (a) the Confidential Private Placement Memorandum, dated March 15, 2010, including the attachments thereto; (b) this Subscription Agreement and the Confidential Investor Questionnaire; (c) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (d) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2           Such Subscriber understands that the Shares being purchased hereunder have been offered pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and pursuant to Section 4(6) under the Act.. Such Subscriber represents that his or her purchase is for investment, solely for his or her own account, and not with a view to the resale or further distribution of such Shares.

3.3           Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable state securities laws or unless an exemption from any such registration is available.

3.4   Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5           Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6           Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7           Such Subscriber represents that (i) he has a net worth of at least $1,000,000, or otherwise satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Act (“Regulation D”) (a copy of such definition is set forth in the Investor Suitability Standards contained in this Memorandum), as specifically disclosed by the undersigned Subscriber in the Purchaser Questionnaire executed and delivered to the Company herewith and incorporated by this reference, or (ii) meets the state suitability requirements set forth herein of the state of his residence, and (iii) subscriber can afford a total loss of his investment without substantially affecting his present manner or mode of living.

3.8           Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.9           Such Subscriber is aware that the Shares have not been registered under the Act. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10         Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.11        All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters including, but not limited to, the information set forth in the Purchaser Questionnaire, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.12           Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including: Mark D. Roberson, Chief Executive Officer and Chief Financial Officer, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to him.

3.13           Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14           Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15           Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16           If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17           If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4.     Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns.

THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FOR VIOLATIONS OF STATE OR FEDERAL SECURITIES LAWS IS VOID AS AGAINST PUBLIC POLICY AND THEREFORE UNENFORCEABLE.

5.    Arbitration Agreement.

5.1           Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2           The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Charlotte, North Carolina, where the principal business of the Company is located or in such other location as the Company designates.

5.3           Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4           This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5           Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of North Carolina.

7.            Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

8.    Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.    Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

10.    Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

11.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

12.    Interpretation.

12.1           When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

12.2           Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

13.    CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of PokerTek, Inc. (the “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Shares:	52,083
Total Amount of Subscription:	$25,000
Exact name(s) of Subscriber(s):	James T. Crawford, III
Signature of Subscriber(s)*:	/s/ James T. Crawford, III
James T. Crawford, III
Date:	April 1, 2010

ACCEPTANCE OF SUBSCRIPTION

I, Mark D. Roberson, Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. for and on behalf of the Company, hereby accept the subscription of James T. Crawford, III to purchase 52,083 Shares of PokerTek, Inc. for the aggregate consideration of $25,000 this 7 day of April, 2010.

PokerTek, Inc.
/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer and Chief Financial Officer

SUBSCRIPTION AGREEMENT

[For Purchase of Shares of Common Stock]

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK OF POKERTEK, INC. AS INDICATED ABOVE, AND THIS OFFERING IS MADE ONLY TO THOSE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PokerTek, Inc.
1150 Crews Road, Suite F
Matthews, North Carolina 28105

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of 52,083 shares (the “Shares”) of PokerTek, Inc., a corporation organized under the laws of the state of North Carolina (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1.    Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.48 per Share, or aggregate consideration of $25,000.

2.    Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1           One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2           A wire transfer in the amount set forth on the Signature Page attached to this Agreement sent to the bank account designated by PokerTek, Inc. and

2.3   An executed copy of the Confidential Purchaser Questionnaire.

3.    Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (a) the Confidential Private Placement Memorandum, dated March 15, 2010, including the attachments thereto; (b) this Subscription Agreement and the Confidential Investor Questionnaire; (c) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (d) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2           Such Subscriber understands that the Shares being purchased hereunder have been offered pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and pursuant to Section 4(6) under the Act.. Such Subscriber represents that his or her purchase is for investment, solely for his or her own account, and not with a view to the resale or further distribution of such Shares.

3.3           Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable state securities laws or unless an exemption from any such registration is available.

3.4   Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5           Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6           Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7           Such Subscriber represents that (i) he has a net worth of at least $1,000,000, or otherwise satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Act (“Regulation D”) (a copy of such definition is set forth in the Investor Suitability Standards contained in this Memorandum), as specifically disclosed by the undersigned Subscriber in the Purchaser Questionnaire executed and delivered to the Company herewith and incorporated by this reference, or (ii) meets the state suitability requirements set forth herein of the state of his residence, and (iii) subscriber can afford a total loss of his investment without substantially affecting his present manner or mode of living.

3.8           Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.9           Such Subscriber is aware that the Shares have not been registered under the Act. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10           Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.11           All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters including, but not limited to, the information set forth in the Purchaser Questionnaire, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.12           Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including: Mark D. Roberson, Chief Executive Officer and Chief Financial Officer, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to him.

3.13           Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14           Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15           Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16           If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17           If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4.    Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns.

THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FOR VIOLATIONS OF STATE OR FEDERAL SECURITIES LAWS IS VOID AS AGAINST PUBLIC POLICY AND THEREFORE UNENFORCEABLE.

5.    Arbitration Agreement.

5.1           Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2           The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Charlotte, North Carolina, where the principal business of the Company is located or in such other location as the Company designates.

5.3           Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4           This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5           Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of North Carolina.

7.    Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

8.    Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.    Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

10.    Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

11.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

12.    Interpretation.

12.1           When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

12.2           Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

13.    CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of PokerTek, Inc. (the “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Shares:	52,083
Total Amount of Subscription:	$25,000
Exact name(s) of Subscriber(s):	Raymond D. Gregson
Signature of Subscriber(s)*:	/s/ Raymond D. Gregson
Raymond D. Gregson
Date:	March 30, 2010

ACCEPTANCE OF SUBSCRIPTION

I, Mark D. Roberson, Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. for and on behalf of the Company, hereby accept the subscription of Raymond D. Gregson to purchase 52,083 Shares of PokerTek, Inc. for the aggregate consideration of $25,000 this 7 day of April, 2010.
PokerTek, Inc.
/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer and Chief Financial Officer

SUBSCRIPTION AGREEMENT

[For Purchase of Shares of Common Stock]

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK OF POKERTEK, INC. AS INDICATED ABOVE, AND THIS OFFERING IS MADE ONLY TO THOSE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PokerTek, Inc.
1150 Crews Road, Suite F
Matthews, North Carolina 28105

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of 52,083 shares (the “Shares”) of PokerTek, Inc., a corporation organized under the laws of the state of North Carolina (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1.    Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.48 per Share, or aggregate consideration of $25,000.

2.   Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1   One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2           A wire transfer in the amount set forth on the Signature Page attached to this Agreement sent to the bank account designated by PokerTek, Inc. and

2.3   An executed copy of the Confidential Purchaser Questionnaire.

3.    Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (a) the Confidential Private Placement Memorandum, dated March 15, 2010, including the attachments thereto; (b) this Subscription Agreement and the Confidential Investor Questionnaire; (c) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (d) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2           Such Subscriber understands that the Shares being purchased hereunder have been offered pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and pursuant to Section 4(6) under the Act.. Such Subscriber represents that his or her purchase is for investment, solely for his or her own account, and not with a view to the resale or further distribution of such Shares.

3.3           Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable state securities laws or unless an exemption from any such registration is available.

3.4   Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5           Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6           Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7           Such Subscriber represents that (i) he has a net worth of at least $1,000,000, or otherwise satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Act (“Regulation D”) (a copy of such definition is set forth in the Investor Suitability Standards contained in this Memorandum), as specifically disclosed by the undersigned Subscriber in the Purchaser Questionnaire executed and delivered to the Company herewith and incorporated by this reference, or (ii) meets the state suitability requirements set forth herein of the state of his residence, and (iii) subscriber can afford a total loss of his investment without substantially affecting his present manner or mode of living.

3.8           Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.9           Such Subscriber is aware that the Shares have not been registered under the Act. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10           Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.11           All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters including, but not limited to, the information set forth in the Purchaser Questionnaire, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.12           Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including: Mark D. Roberson, Chief Executive Officer and Chief Financial Officer, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to him.

3.13           Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14           Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15           Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16           If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17           If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4.    Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns.

THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FOR VIOLATIONS OF STATE OR FEDERAL SECURITIES LAWS IS VOID AS AGAINST PUBLIC POLICY AND THEREFORE UNENFORCEABLE.

5.    Arbitration Agreement.

5.1           Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2           The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Charlotte, North Carolina, where the principal business of the Company is located or in such other location as the Company designates.

5.3           Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4           This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5           Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of North Carolina.

7.    Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

8.    Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.    Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

10.    Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

11.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

12.    Interpretation.

12.1           When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

12.2           Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

13.    CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of PokerTek, Inc. (the “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Shares:	52,083
Total Amount of Subscription:	$25,000
Exact name(s) of Subscriber(s):	Leaton Harris
Signature of Subscriber(s)*:	/s/ Leaton Harris
Leaton Harris
Date:	March 31, 2010

ACCEPTANCE OF SUBSCRIPTION

I, Mark D. Roberson, Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. for and on behalf of the Company, hereby accept the subscription of Leaton Harris to purchase 52,083 Shares of PokerTek, Inc. for the aggregate consideration of $25,000 this 7 day of April, 2010.

PokerTek, Inc.
/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer and Chief Financial Officer

SUBSCRIPTION AGREEMENT

[For Purchase of Shares of Common Stock]

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK OF POKERTEK, INC. AS INDICATED ABOVE, AND THIS OFFERING IS MADE ONLY TO THOSE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PokerTek, Inc.
1150 Crews Road, Suite F
Matthews, North Carolina 28105

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of 61,224 shares (the “Shares”) of PokerTek, Inc., a corporation organized under the laws of the state of North Carolina (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1.    Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.49 per Share, or aggregate consideration of $30,000.

2.    Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1           One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2           A wire transfer in the amount set forth on the Signature Page attached to this Agreement sent to the bank account designated by PokerTek, Inc. and

2.3   An executed copy of the Confidential Purchaser Questionnaire.

3.    Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (a) the Confidential Private Placement Memorandum, dated March 15, 2010, including the attachments thereto; (b) this Subscription Agreement and the Confidential Investor Questionnaire; (c) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (d) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2           Such Subscriber understands that the Shares being purchased hereunder have been offered pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and pursuant to Section 4(6) under the Act.. Such Subscriber represents that his or her purchase is for investment, solely for his or her own account, and not with a view to the resale or further distribution of such Shares.

3.3           Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable state securities laws or unless an exemption from any such registration is available.

3.4   Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5           Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6           Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7           Such Subscriber represents that (i) he has a net worth of at least $1,000,000, or otherwise satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Act (“Regulation D”) (a copy of such definition is set forth in the Investor Suitability Standards contained in this Memorandum), as specifically disclosed by the undersigned Subscriber in the Purchaser Questionnaire executed and delivered to the Company herewith and incorporated by this reference, or (ii) meets the state suitability requirements set forth herein of the state of his residence, and (iii) subscriber can afford a total loss of his investment without substantially affecting his present manner or mode of living.

3.8           Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.9           Such Subscriber is aware that the Shares have not been registered under the Act. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10           Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.11           All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters including, but not limited to, the information set forth in the Purchaser Questionnaire, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.12           Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including: Mark D. Roberson, Chief Executive Officer and Chief Financial Officer, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to him.

3.13           Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14           Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15           Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16           If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17           If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4.    Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns.

THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FOR VIOLATIONS OF STATE OR FEDERAL SECURITIES LAWS IS VOID AS AGAINST PUBLIC POLICY AND THEREFORE UNENFORCEABLE.

5.    Arbitration Agreement.

5.1           Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2           The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Charlotte, North Carolina, where the principal business of the Company is located or in such other location as the Company designates.

5.3           Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4           This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5           Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of North Carolina.

7.    Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

8.    Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.    Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

10.    Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

11.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

12.    Interpretation.

12.1           When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

12.2           Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

13.    CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of PokerTek, Inc. (the “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Shares:	61,224
Total Amount of Subscription:	$30,000
Exact name(s) of Subscriber(s):	Peter L. Keane
Signature of Subscriber(s)*:	/s/ Peter L. Keane
Peter L. Keane
Date:	April 7, 2010

ACCEPTANCE OF SUBSCRIPTION

I, Mark D. Roberson, Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. for and on behalf of the Company, hereby accept the subscription of Peter L. Keane to purchase 61,224 Shares of PokerTek, Inc. for the aggregate consideration of $30,000 this 7 day of April, 2010.
PokerTek, Inc.
/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer and Chief Financial Officer

SUBSCRIPTION AGREEMENT

[For Purchase of Shares of Common Stock]

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK OF POKERTEK, INC. AS INDICATED ABOVE, AND THIS OFFERING IS MADE ONLY TO THOSE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PokerTek, Inc.
1150 Crews Road, Suite F
Matthews, North Carolina 28105

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of 51,020 shares (the “Shares”) of PokerTek, Inc., a corporation organized under the laws of the state of North Carolina (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1.    Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.49 per Share, or aggregate consideration of $25,000.

2.   Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1          One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2          A wire transfer in the amount set forth on the Signature Page attached to this Agreement sent to the bank account designated by PokerTek, Inc. and

2.3          An executed copy of the Confidential Purchaser Questionnaire.

3.    Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (a) the Confidential Private Placement Memorandum, dated March 15, 2010, including the attachments thereto; (b) this Subscription Agreement and the Confidential Investor Questionnaire; (c) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (d) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2           Such Subscriber understands that the Shares being purchased hereunder have been offered pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and pursuant to Section 4(6) under the Act.. Such Subscriber represents that his or her purchase is for investment, solely for his or her own account, and not with a view to the resale or further distribution of such Shares.

3.3           Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable state securities laws or unless an exemption from any such registration is available.

3.4   Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5           Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6           Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7           Such Subscriber represents that (i) he has a net worth of at least $1,000,000, or otherwise satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Act (“Regulation D”) (a copy of such definition is set forth in the Investor Suitability Standards contained in this Memorandum), as specifically disclosed by the undersigned Subscriber in the Purchaser Questionnaire executed and delivered to the Company herewith and incorporated by this reference, or (ii) meets the state suitability requirements set forth herein of the state of his residence, and (iii) subscriber can afford a total loss of his investment without substantially affecting his present manner or mode of living.

3.8           Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.9           Such Subscriber is aware that the Shares have not been registered under the Act. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10           Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.11           All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters including, but not limited to, the information set forth in the Purchaser Questionnaire, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.12           Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including: Mark D. Roberson, Chief Executive Officer and Chief Financial Officer, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to him.

3.13           Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14           Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15           Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16           If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17           If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4.    Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns.

THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FOR VIOLATIONS OF STATE OR FEDERAL SECURITIES LAWS IS VOID AS AGAINST PUBLIC POLICY AND THEREFORE UNENFORCEABLE.

5.    Arbitration Agreement.

5.1           Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2           The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Charlotte, North Carolina, where the principal business of the Company is located or in such other location as the Company designates.

5.3           Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4           This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5           Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of North Carolina.

7.    Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

8.   Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.    Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

10.    Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

11.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

12.    Interpretation.

12.1           When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

12.2           Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

13.    CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of PokerTek, Inc. (the “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Shares:	51,020
Total Amount of Subscription:	$25,000
Exact name(s) of Subscriber(s):	Joseph J. Lahti
Signature of Subscriber(s)*:	/s/ Joseph J. Lahti
Joseph J. Lahti
Date:	April 5, 2010

ACCEPTANCE OF SUBSCRIPTION

I, Mark D. Roberson, Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. for and on behalf of the Company, hereby accept the subscription of Joseph J. Lahti to purchase 52,083 Shares of PokerTek, Inc. for the aggregate consideration of $25,000 this 7 day of April, 2010.

PokerTek, Inc.
/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer and Chief Financial Officer

SUBSCRIPTION AGREEMENT

[For Purchase of Shares of Common Stock]

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK OF POKERTEK, INC. AS INDICATED ABOVE, AND THIS OFFERING IS MADE ONLY TO THOSE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PokerTek, Inc.
1150 Crews Road, Suite F
Matthews, North Carolina 28105

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of 51,020 shares (the “Shares”) of PokerTek, Inc., a corporation organized under the laws of the state of North Carolina (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1.    Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.49 per Share, or aggregate consideration of $25,000.

2.    Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1           One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2           A wire transfer in the amount set forth on the Signature Page attached to this Agreement sent to the bank account designated by PokerTek, Inc. and

2.3   An executed copy of the Confidential Purchaser Questionnaire.

3.    Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (a) the Confidential Private Placement Memorandum, dated March 15, 2010, including the attachments thereto; (b) this Subscription Agreement and the Confidential Investor Questionnaire; (c) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (d) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2           Such Subscriber understands that the Shares being purchased hereunder have been offered pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and pursuant to Section 4(6) under the Act.. Such Subscriber represents that his or her purchase is for investment, solely for his or her own account, and not with a view to the resale or further distribution of such Shares.

3.3           Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable state securities laws or unless an exemption from any such registration is available.

3.4   Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5           Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6           Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7           Such Subscriber represents that (i) he has a net worth of at least $1,000,000, or otherwise satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Act (“Regulation D”) (a copy of such definition is set forth in the Investor Suitability Standards contained in this Memorandum), as specifically disclosed by the undersigned Subscriber in the Purchaser Questionnaire executed and delivered to the Company herewith and incorporated by this reference, or (ii) meets the state suitability requirements set forth herein of the state of his residence, and (iii) subscriber can afford a total loss of his investment without substantially affecting his present manner or mode of living.

3.8           Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.9           Such Subscriber is aware that the Shares have not been registered under the Act. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10           Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.11           All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters including, but not limited to, the information set forth in the Purchaser Questionnaire, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.12           Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including: Mark D. Roberson, Chief Executive Officer and Chief Financial Officer, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to him.

3.13           Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14           Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15           Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16           If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17           If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4.    Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns.

THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FOR VIOLATIONS OF STATE OR FEDERAL SECURITIES LAWS IS VOID AS AGAINST PUBLIC POLICY AND THEREFORE UNENFORCEABLE.

5.    Arbitration Agreement.

5.1           Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2           The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Charlotte, North Carolina, where the principal business of the Company is located or in such other location as the Company designates.

5.3           Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4           This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5           Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of North Carolina.

7.    Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

8.    Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.    Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

10.    Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

11.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

12.    Interpretation.

12.1           When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

12.2           Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

13.   CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of PokerTek, Inc. (the “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Shares:	51,020
Total Amount of Subscription:	$25,000
Exact name(s) of Subscriber(s):	Laurence Leon Olive
Signature of Subscriber(s)*:	/s/ Laurence Leon Olive
Laurence Leon Olive
Date:	April 7, 2010

ACCEPTANCE OF SUBSCRIPTION

I, Mark D. Roberson, Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. for and on behalf of the Company, hereby accept the subscription of Laurence Leon Olive to purchase 51,020 Shares of PokerTek, Inc. for the aggregate consideration of $25,000 this 7 day of April, 2010.
PokerTek, Inc.
/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer and Chief Financial Officer

SUBSCRIPTION AGREEMENT

[For Purchase of Shares of Common Stock]

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK OF POKERTEK, INC. AS INDICATED ABOVE, AND THIS OFFERING IS MADE ONLY TO THOSE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PokerTek, Inc.
1150 Crews Road, Suite F
Matthews, North Carolina 28105

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of 62,500 shares (the “Shares”) of PokerTek, Inc., a corporation organized under the laws of the state of North Carolina (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1.    Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.48 per Share, or aggregate consideration of $30,000.

2.    Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1           One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2           A wire transfer in the amount set forth on the Signature Page attached to this Agreement sent to the bank account designated by PokerTek, Inc. and

2.3   An executed copy of the Confidential Purchaser Questionnaire.

3.    Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (a) the Confidential Private Placement Memorandum, dated March 15, 2010, including the attachments thereto; (b) this Subscription Agreement and the Confidential Investor Questionnaire; (c) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (d) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2           Such Subscriber understands that the Shares being purchased hereunder have been offered pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and pursuant to Section 4(6) under the Act.. Such Subscriber represents that his or her purchase is for investment, solely for his or her own account, and not with a view to the resale or further distribution of such Shares.

3.3           Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable state securities laws or unless an exemption from any such registration is available.

3.4   Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5           Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6           Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7           Such Subscriber represents that (i) he has a net worth of at least $1,000,000, or otherwise satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Act (“Regulation D”) (a copy of such definition is set forth in the Investor Suitability Standards contained in this Memorandum), as specifically disclosed by the undersigned Subscriber in the Purchaser Questionnaire executed and delivered to the Company herewith and incorporated by this reference, or (ii) meets the state suitability requirements set forth herein of the state of his residence, and (iii) subscriber can afford a total loss of his investment without substantially affecting his present manner or mode of living.

3.8           Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.9           Such Subscriber is aware that the Shares have not been registered under the Act. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10           Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.11           All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters including, but not limited to, the information set forth in the Purchaser Questionnaire, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.12           Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including: Mark D. Roberson, Chief Executive Officer and Chief Financial Officer, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to him.

3.13           Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14           Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15           Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16           If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17           If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4.    Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns.

THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FOR VIOLATIONS OF STATE OR FEDERAL SECURITIES LAWS IS VOID AS AGAINST PUBLIC POLICY AND THEREFORE UNENFORCEABLE.

5.    Arbitration Agreement.

5.1           Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2           The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Charlotte, North Carolina, where the principal business of the Company is located or in such other location as the Company designates.

5.3           Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4           This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5           Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of North Carolina.

7.    Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

8.    Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.    Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

10.    Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

11.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

12.    Interpretation.

12.1           When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

12.2           Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

13.    CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of PokerTek, Inc. (the “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Shares:	62,500
Total Amount of Subscription:	$30,000
Exact name(s) of Subscriber(s):	Mark D. Roberson
Signature of Subscriber(s)*:	/s/ Mark D. Roberson
Mark D. Roberson
Date:	April 1, 2010

ACCEPTANCE OF SUBSCRIPTION

I, Mark D. Roberson, Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. for and on behalf of the Company, hereby accept the subscription of Mark D. Roberson to purchase 62,500 Shares of PokerTek, Inc. for the aggregate consideration of $30,000 this 7 day of April, 2010.
PokerTek, Inc.
/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer and Chief Financial Officer

SUBSCRIPTION AGREEMENT

[For Purchase of Shares of Common Stock]

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK OF POKERTEK, INC. AS INDICATED ABOVE, AND THIS OFFERING IS MADE ONLY TO THOSE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PokerTek, Inc.
1150 Crews Road, Suite F
Matthews, North Carolina 28105

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of 52,083 shares (the “Shares”) of PokerTek, Inc., a corporation organized under the laws of the state of North Carolina (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1.    Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $0.48 per Share, or aggregate consideration of $25,000.

2.    Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1           One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2           A wire transfer in the amount set forth on the Signature Page attached to this Agreement sent to the bank account designated by PokerTek, Inc. and

2.3   An executed copy of the Confidential Purchaser Questionnaire.

3.    Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (a) the Confidential Private Placement Memorandum, dated March 15, 2010, including the attachments thereto; (b) this Subscription Agreement and the Confidential Investor Questionnaire; (c) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (d) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2           Such Subscriber understands that the Shares being purchased hereunder have been offered pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), and pursuant to Section 4(6) under the Act.. Such Subscriber represents that his or her purchase is for investment, solely for his or her own account, and not with a view to the resale or further distribution of such Shares.

3.3           Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable state securities laws or unless an exemption from any such registration is available.

3.4   Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5           Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6           Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7           Such Subscriber represents that (i) he has a net worth of at least $1,000,000, or otherwise satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Act (“Regulation D”) (a copy of such definition is set forth in the Investor Suitability Standards contained in this Memorandum), as specifically disclosed by the undersigned Subscriber in the Purchaser Questionnaire executed and delivered to the Company herewith and incorporated by this reference, or (ii) meets the state suitability requirements set forth herein of the state of his residence, and (iii) subscriber can afford a total loss of his investment without substantially affecting his present manner or mode of living.

3.8           Such Subscriber understands that (i) the Offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.9           Such Subscriber is aware that the Shares have not been registered under the Act. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.10           Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.11           All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters including, but not limited to, the information set forth in the Purchaser Questionnaire, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.12           Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including: Mark D. Roberson, Chief Executive Officer and Chief Financial Officer, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to him.

3.13           Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14           Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15           Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16           If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17           If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4.    Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns.

THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FOR VIOLATIONS OF STATE OR FEDERAL SECURITIES LAWS IS VOID AS AGAINST PUBLIC POLICY AND THEREFORE UNENFORCEABLE.

5.    Arbitration Agreement.

5.1           Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2           The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Charlotte, North Carolina, where the principal business of the Company is located or in such other location as the Company designates.

5.3           Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4           This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5           Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of North Carolina.

7.    Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

8.    Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.    Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

10.    Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

11.    Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

12.    Interpretation.

12.1           When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

12.2           Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

13.    CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of PokerTek, Inc. (the “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Shares:	52,083
Total Amount of Subscription:	$25,000
Exact name(s) of Subscriber(s):	M. Willard Tucker
Signature of Subscriber(s)*:	/s/ M. Willard Tucker
M. Willard Tucker
Date:	March 29, 2010

ACCEPTANCE OF SUBSCRIPTION

I, Mark D. Roberson, Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. for and on behalf of the Company, hereby accept the subscription of M. Willard Tucker to purchase 52,083 Shares of PokerTek, Inc. for the aggregate consideration of $25,000 this 7 day of April, 2010.

PokerTek, Inc.
/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer and Chief Financial Officer